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                                                       Exhibit 10






                CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated May 5, 2003 in this Registration Statement (Form N-1A No. 33-33231) of UBS Financial Sector Fund.




                                                             ERNST & YOUNG LLP


New York, New York
July 25, 2003